Exhibit 31.2

                                 CERTIFICATIONS

I, C. Eugene Olsen, Chief Financial Officer, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Command Center, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.   The  small  business  issuer's  other  certifying   officer(s)  and  I  are
     responsible for establishing and maintaining disclosure control and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:
            (a)        Designed  such  disclosure  controls and  procedures,  or
                       caused such  disclosure  controls  and  procedures  to be
                       designed under our  supervision,  to ensure that material
                       information   relating  to  the  small  business  issuer,
                       including its consolidated subsidiaries, is made known to
                       us by others within those entities,  particularly  during
                       the period in which this report is being prepared;
            (b)        Not required.
            (c)        Evaluated  the   effectiveness   of  the  small  business
                       issuer's disclosure controls and procedures and presented
                       in this report our conclusions about the effectiveness of
                       the disclosure controls and procedures,  as of the end of
                       the  period   covered  by  this  report   based  on  such
                       evaluation; and
            (d)        Disclosed in this report any change in the small business
                       issuer's
                       internal  control over financial  reporting that occurred
                       during the small  business  issuer's  most recent  fiscal
                       quarter  (the  small  business   issuer's  fourth  fiscal
                       quarter  in  the  case  of an  annual  report)  that  has
                       materially   affected,   or  is   reasonably   likely  to
                       materially affect, the small business issuer's internal control over financial reporting; and

5.   The  small  business  issuer's  other  certifying  officer(s)  and  I  have disclosed, based on our most recent evaluation, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):
            (a)        All significant  deficiencies and material  weaknesses in
                       the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and
            (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: May 12, 2006

/s/C. Eugene Olsen
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C. Eugene Olsen, Chief Financial Officer


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